UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2019
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On March 14, 2019, Uranium Energy Corp. (the “Company”) entered into a Securities Exchange Agreement (the “Securities Exchange Agreement”) with each of Pacific Road Resources Reno Creek Cayco 1 Ltd. (“Cayco 1”), Pacific Road Resources Reno Creek Cayco 2 Ltd. (“Cayco 2”), Pacific Road Resources Reno Creek Cayco 3 Ltd. (“Cayco 3”), Pacific Road Resources Reno Creek Cayco 4 Ltd. (“Cayco 4”) and Reno Creek Unit Trust (“RCUT”, and together with Cayco 1, Cayco 2, Cayco 3 and Cayco 4, the “Pacific Road Parties”), whereby the Pacific Roads Parties have now exchanged their collective 11,000,000 outstanding common stock purchase warrants of the Company (the “Warrants”), which had an expiry date of August 9, 2022, for an aggregate of 750,000 common shares of the Company (each, a “Share”), at a deemed issuance price of $1.35 per Share (collectively, the “Securities Exchange”).

A copy of the Securities Exchange Agreement is attached as Exhibit 10.1 hereto.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities

In conjunction with the completion of its recent Securities Exchange, the Company issued an aggregate of 750,000 Shares to the Pacific Road Parties, at a deemed issuance price of $1.35 per Share, as described in Item 1.01 of this Current Report on Form 8-K.

In connection with the issuance of the Shares described above, the Company relied on the exemption from registration provided by section 3(a)(9) of the U.S. Securities Act of 1933, as amended.

Section 8 – Other Events

Item 8.01	Other Events

On March 18, 2019, the Company issued a news release announcing that it has completed its Securities Exchange with the Pacific Road Parties.

A copy of the press release is attached as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired

Not applicable.

(b)       Pro forma Financial Information

Not applicable.

(c)       Shell Company Transaction

Not applicable.

(d)       Exhibits

Exhibit	Description

10.1	Securities Exchange Agreement, dated March 14, 2019, as entered between the Company and each of Pacific Road Resources Reno Creek Cayco 1 Ltd., Pacific Road Resources Reno Creek Cayco 2 Ltd., Pacific Road Resources Reno Creek Cayco 3 Ltd., Pacific Road Resources Reno Creek Cayco 4 Ltd. and Reno Creek Unit Trust.

99.1	News Release dated March 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 18, 2019.	URANIUM ENERGY CORP.

	By:	/s/ Pat Obara
Pat Obara, Secretary and
Chief Financial Officer

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